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EXHIBIT 10.26.2

                        SETTLEMENT AND RELEASE RESPECTING
                  ALLEGED IMPROPER ADJUSTMENTS FOR CALLS PRIOR
                              TO DECEMBER 31, 1997

WHEREAS, Calling Card Company, a corporation organized under the laws of the State of Delaware ("RELEASOR") and having offices at One Blue Hill Plaza, Pearl River, NY 10965 and West Interactive Corporation, a corporation organized under the laws of the State of Delaware and having offices at 9223 Bedford Avenue, Omaha, NE 68134 ("RELEASEE"; collectively with the RELEASOR, the "PARTIES") are parties to that certain Servicing Agreement (the "SA") under which {Confidential portion omitted and filed separately with the Commission} to perform certain billing services (the "Billing Services") for RELEASOR in connection with calls made to RELEASOR's 900 pay-per-call programs ("RELEASOR's 900 Programs");

WHEREAS, in connection with the Billing Services, RELEASOR has made certain inquiries respecting the duplication of certain adjustments made by {Confidential portion omitted and filed separately with the Commission} for uncollectible amounts;

WHEREAS, RELEASEE has investigated the items;

WHEREAS, the PARTIES wish to fully, finally and forever settle all disputes respecting the investigation of duplicate adjustments for uncollectible amounts;

NOW THEREFORE, in consideration of the foregoing recitals and of the terms and conditions set forth herein, the PARTIES hereby agree as follows:

         1. RELEASOR, in consideration of the sum of $239,543.53 from RELEASEE, the receipt of which is hereby acknowledged, releases and discharges RELEASEE and each of its past, present and future investors, subsidiaries, affiliates, officers, directors, employees, agents, stockholders, partners, underwriters, successors and assigns (collectively with RELEASEE, "RELEASEES"), from all manner of actions, causes of action, suits, debts, dues, sums of money, accounts, reckoning, bonds, bills, specialties, controversies, agreements, promises, variances, trespasses, damages, judgment, extents, executions, claims and demands whatsoever, in law, in admiralry, or in equity which RELEASOR and RELEASOR's heirs, executors, administrators, successors and assigns ever had, now have, or which they hereafter can, shall or may have from the beginning of the world to the end of the world, against RELEASEES, arising out of or relating to all alleged duplicate adjustments for calls placed to RELEASOR's 900 Programs prior to December 31, 1997.

         2. The payment of $239,543.53 by RELEASEE is contingent upon the execution of this Settlement and Release.


         3. It is understood and agreed that this Settlement and Release is a compromise of a claim, and that the consideration recited herein is not an admission of liability on the part of any PARTY.


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         4.       The PARTIES further agree to: (a) restrict disclosure, to the extent permitted by law, of the existence and terms of this Settlement and Release solely to those of its employees, attorneys and financial advisors with a need to know and not disclose the existence or terms of this Settlement and Release to others; and (b) advise employees, attorneys and financial advisors who receive notice of the existence and terms of this Settlement and Release of the obligation of confidentiality.

         5. This Settlement and Release contains the entire agreement between the PARTIES relating to the matters referenced herein. However, neither the terms of this Settlement and Release nor any matter referenced in this Settlement and Release shall be construed to affect or vary any contract between RELEASOR and RELEASEE, including but not limited to the SA, which shall remain in full force and effect.

         6.       This Settlement and Release may not be changed orally.

         7. This agreement shall be construed in accordance with and governed by the local laws of the State of Nebraska.

         8. The undersigned hereby state that they are authorized to sign this Settlement and Release on behalf of the designated PARTY.

IN WITNESS HEREOF, RELEASOR AND RELEASEE have executed this Settlement and Release on the 3 day of November 1998.

Calling Card Company

By:  /s/ Andrew Stollman
     -----------------------

Andrew Stollman
----------------------------
Typed or Printed Name

Executive Vice President
----------------------------
Title


West Interactive Corporation

By:  /s/ Steven M. Stangl
     -----------------------

EVP  11/24/98
----------------------------
Steven M. Stangl
Executive Vice President



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